UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                            May 4, 2006 (May 1, 2006)


                          SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-13865                23-2368845
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


            19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)


                                 (212) 730-7540
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

      On May 1, 2006, the Board of Directors of SkyTerra Communications, Inc. (the "Company") notified Ernst & Young LLP ("Ernst & Young") that it had been appointed to serve as the Company's independent registered public accounting firm, and notified Deloitte & Touche LLP ("Deloitte & Touche") that it had been dismissed as the Company's independent registered public accounting firm, effective immediately. The appointment of Ernst & Young and the dismissal of Deloitte & Touche were recommended by the Audit Committee and approved by the Board of Directors. On May 3, 2006, the Company executed an engagement letter with Ernst & Young.

      The audit report of Deloitte & Touche on the Company's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two years ended December 31, 2005 and for the subsequent interim period through the effective date of Deloitte & Touche's dismissal, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of such disagreements in connection with its audit report. The audit report of Deloitte & Touche on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      There were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, which have occurred during the two years ended December 31, 2005 or for the subsequent interim period through the effective date of Deloitte & Touche's dismissal.

     During the two years ended December 31, 2005, and from December 31, 2005 through the engagement of Ernst & Young as the Company's independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted Ernst & Young with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of such disagreement in connection with its report, or (ii) a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

      The Company provided Deloitte & Touche with a copy of the foregoing disclosures. A letter from Deloitte & Touche is attached as Exhibit 16.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 (c) Exhibits.

           Number                 Description
           ------                 -----------
           16.1        -   Letter of Deloitte & Touche LLP dated May 4, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  May 4, 2006                           By: /s/ CRAIG J. KAUFMANN
                                                 ----------------------------
                                                 Name:  Craig J. Kaufmann
                                                 Title: Controller and Treasurer